                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      17
                NOTES TO FINANCIAL STATEMENTS      22
               REPORT OF INDEPENDENT AUDITORS      26
                   DIVIDEND REINVESTMENT PLAN      27



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29
                 RESULTS OF SHAREHOLDER VOTES      30

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your trust's performance--into perspective, we've prepared this informative report. It examines how your trust's portfolio manager invested the trust's assets and how those investments performed. Inside you'll find an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

                  With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
BY THE END OF OCTOBER 2001, THE EFFECTS OF THE SEPTEMBER TERRORIST ATTACKS CONTINUED TO REVERBERATE IN AN ALREADY SLUGGISH U.S. ECONOMY. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL AT AN ANNUAL RATE OF
0.4 PERCENT.

BUSINESS ACTIVITY CONTINUED ITS YEAR-LONG DECLINE, SPIRALING DOWNWARD IN THE WEEKS FOLLOWING THE TRAGEDY. THROUGHOUT THE REPORTING PERIOD THE ECONOMY TEETERED ON THE EDGE OF RECESSION, PROMPTING BUSINESSES TO SLASH INVENTORIES AND CAPITAL EXPENDITURES. CONSUMER CONFIDENCE, WHICH HAD SLIPPED IN RECENT MONTHS, PLUMMETED IMMEDIATELY AFTER THE TERRORIST ATTACKS. CONFIDENCE LEVELS STABILIZED BY THE END OF THE PERIOD, BUT CONSUMER RESOLVE WAS FURTHER CHALLENGED BY MASS LAYOFFS, RISING UNEMPLOYMENT AND AN APPARENT BIOTERROR THREAT.

AGAINST THIS BACKDROP, CONSUMER SPENDING--THE ENGINE DRIVING TWO-THIRDS OF U.S. ECONOMIC GROWTH--REMAINED WEAK, BUT SURPRISINGLY RESILIENT. STRONGER-THAN-EXPECTED CONSUMPTION OF SERVICES AND DURABLE GOODS, SUCH AS COMMON HOUSEHOLD APPLIANCES, PREVENTED A GREATER DROP IN GDP. REGARDLESS, MANY ECONOMIC ANALYSTS WONDERED HOW LONG CONSUMERS COULD CONTINUE TO SPEND. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, SURGED TO 5.4 PERCENT BY THE END OF OCTOBER 2001.

ALTHOUGH FACED WITH INCOMPLETE DATA, MANY ECONOMIC ANALYSTS SUGGESTED THE UNITED STATES COULD NO LONGER AVOID A RECESSION, COMMONLY DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH. ANALYSTS WERE UNABLE TO PREDICT THE DURATION OF THE DOWNTURN, BUT MANY SUGGESTED THE GOVERNMENT'S ECONOMIC STIMULUS PACKAGE AND RECENT INTEREST-RATE CUTS COULD PROVIDE THE SPARK NEEDED FOR A POSSIBLE RECOVERY.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON OCTOBER 2--THE NINTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND OCTOBER 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 2.5 PERCENT. (NOTE: ON NOVEMBER 6, 2001, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE TENTH RATE-CUT IN 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.1 PERCENT IN THE 12 MONTHS ENDED OCTOBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1999--October 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2001)

------------------------------
NYSE Ticker Symbol - VNV
------------------------------

                                                    MARKET(1)   NAV(2)
---------------------------------------------------------------------------
One-year total return                                 20.61%     13.59%
---------------------------------------------------------------------------
Five-year average annual total return                 11.19%      7.65%
---------------------------------------------------------------------------
Life-of-Trust average annual total return              5.91%      6.30%
---------------------------------------------------------------------------
Commencement date                                               4/30/93
---------------------------------------------------------------------------

Distribution rate as a % of closing common share
price(3)                                                          5.90%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                    10.41%
---------------------------------------------------------------------------
Preferred share rate(5)                                           2.00%
---------------------------------------------------------------------------
Net asset value                                                  $16.12
---------------------------------------------------------------------------
Closing common share price                                       $14.86
---------------------------------------------------------------------------
One-year high common share price (09/04/01)                      $15.30
---------------------------------------------------------------------------
One-year low common share price (11/13/00)                      $12.875
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 43.3% combined federal and state tax bracket effective for calendar year 2001, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2001
- AAA/Aaa............  41.9%   [PIE CHART]
- AA/Aa..............  33.4%
- A/A................   9.1%
- BBB/Baa............  15.6%
As of October 31, 2000
- AAA/Aaa............  41.1%   [PIE CHART]
- AA/Aa..............  13.9%
- A/A................  29.7%
- BBB/Baa............  15.3%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                            0.070
12/00                                                                            0.070
1/01                                                                             0.070
2/01                                                                             0.070
3/01                                                                             0.070
4/01                                                                             0.070
5/01                                                                             0.070
6/01                                                                             0.073
7/01                                                                             0.073
8/01                                                                             0.073
9/01                                                                             0.073
10/01                                                                            0.073

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                      OCTOBER 31, 2001                   OCTOBER 31, 2000
                                                                      ----------------                   ----------------
General Purpose                                                            17.50                              15.70
Health Care                                                                16.40                              14.90
Higher Education                                                           13.00                              15.80
Public Building                                                             9.20                               8.70
Transportation                                                              8.90                               8.70

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1993 through October 2001)

[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/93                                                                      14.9000                            15.0000
                                                                          15.2600                            14.8750
                                                                          15.6100                            14.8750
12/93                                                                     15.4400                            14.1250
                                                                          13.2100                            13.0000
                                                                          13.1800                            12.8750
                                                                          12.8700                            11.0000
12/94                                                                     12.0700                            10.3750
                                                                          13.4000                            11.6250
                                                                          13.6200                            11.2500
                                                                          13.8600                            11.3750
12/95                                                                     14.8500                            11.7500
                                                                          14.0300                            11.7500
                                                                          13.8300                            11.1250
                                                                          14.2700                            11.5000
12/96                                                                     14.5600                            12.0000
                                                                          14.2100                            11.7500
                                                                          14.8000                            12.8750
                                                                          15.3400                            13.2500
12/97                                                                     15.7400                            14.1250
                                                                          15.7200                            14.5000
                                                                          15.7600                            14.3750
                                                                          16.2900                            14.8750
12/98                                                                     16.1400                            15.1250
                                                                          15.9500                            15.1250
                                                                          15.1500                            14.1875
                                                                          14.7000                            13.4375
12/99                                                                     14.1600                            12.8125
                                                                          14.5100                            13.2500
                                                                          14.5400                            13.4050
                                                                          14.8400                            13.5000
12/00                                                                     15.6400                            14.5000
                                                                          15.8500                            14.6900
                                                                          15.7400                            14.8400
                                                                          15.9800                            14.5100
10/01                                                                     16.1200                            14.8600

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE PAST 12 MONTHS. DENNIS PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001.

The investment teams that manage the Van Kampen trusts extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling to an anemic 1.9 percent in the fourth quarter of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of nine cuts over the period ending October 31, 2001 for a total of 400 basis points or four percentage points. These moves did not seem to have an appreciable effect on the economy, however, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, GDP fell by 0.4 percent, its largest decline since the recession of the early 1990s. Most analysts are predicting an even steeper drop in the fourth quarter.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. This preference for potential stability produced large cash inflows for all types of bond trusts. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    These cash inflows joined with Fed policy to drive interest rates lower. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended October 31, overall issuance nationwide was up 36 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent nationwide over the same period.

    For much of the period, the New York market enjoyed strong performance because of its favorable balance of supply and demand. On the supply side, the state legislature's continued inability to come up with a budget effectively halted most issuance. At the same time, demand continued to be strong, especially from New York investors looking to benefit from state bonds' double tax-free status (New York City residents are triple tax-free).

    The state's picture became much less positive in the wake of the events of September 11. The state's economy is dependent largely on the economy of New York City, which was already facing strains because of the slide in the financial markets. Those strains worsened considerably in the last two months of the period.

    For the 12 months ended October 31, 2001, the trust produced a total return of 20.61 percent based on market price. This reflects an increase in market price from $13.0625 per share on October 31, 2000, to $14.86 per share on October 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers New York Municipal Bond Index posted a total return of 10.22 percent for the same period. The Lehman Brothers New York Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Much of our attention over the
period was focused on fine-tuning the structure of the trust's portfolio. Many of the positions in the portfolio were seasoned bonds that were issued in previous years when interest rates were higher. Not surprisingly, the issuers moved to take advantage of lower interest rates by calling their debt in order to issue new bonds at lower market rates. The trust also held a number of prerefunded issues. While it would have been possible to hold these bonds to term, we chose instead to actively manage that portion of the portfolio by selling out of the positions when the market presented attractive opportunities.

    We replaced these bonds with yield and structural characteristics that helped maintain the trust's income stream. Many of these bonds were intermediate securities in the 15-year range. These securities offered the potential double benefit of strong income and moderate price volatility. We also selectively added longer-duration coupon bonds when their profiles met our investment objectives.

    We also continued to make relative value trades to position the portfolio to benefit from shifts in the market. Several of the trust's higher education holdings benefited from price appreciation over the period, and we sold these issues when they reached their price targets. We put those assets back to work in securities that we thought were more likely to produce strong performance going forward.

    The most dramatic change in the portfolio had nothing to do with recent purchases. We have long believed that the New York economy was fundamentally strong, and as a result have bought credits that we felt were optimally structured to benefit from that strength. Over the period, a significant portion of the trust's portfolio benefited from the state's economic strength and as a result were upgraded. These upgrades helped dramatically lift the trust's overall credit profile, with roughly one fifth of the portfolio moving up to a AA rating.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Now that the economy has moved
measurably closer to recession, our focus has turned to the reversal that has historically followed every such decline. It is anticipated by many that a recovery take place at some point next year, though it's impossible to predict just when that will happen. In the interim, interest rates are likely to remain at or near their current low levels. This may bode well for the municipal market, as we believe many states will move to take advantage of low interest rates by issuing new debt. Even in those cases where states opt out of new debt, there is likely to be sufficient volume of refundings as long as rates stay low.

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of the tragic events of September 11. We believe the ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

    New York faces a difficult future in the aftermath of September 11. As I mentioned previously, the state's economy is tied to the fortunes of New York City, which has been hit hard by falling financial markets and tourism revenue. The weakening economy has also undercut tax revenues, and the economy doesn't appear likely to improve in the very near future. It's simply too early to tell how these factors will play out, and we will be watching developments closely for any further indications about the direction of the state's economy.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of trust shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           MUNICIPAL BONDS  97.2%
           NEW YORK  89.5%
$   925    Groton, NY Cmnty Hlthcare Ctr Inc Hlthcare
           Fac Rev Groton Cmnty Ser A (FHA Gtd)........      7.450%   07/15/21   $  1,054,861
  2,000    Islip, NY Res Recovery Agy (AMBAC Insd).....      7.250    07/01/11      2,484,540
  1,900    Long Island Pwr Auth NY Elec Sys Rev Cap
           Apprec (FSA Insd)...........................        *      06/01/18        835,658
  1,200    Monroe Cnty, NY Indl Dev Agy Rev Student Hsg
           Collegiate Ser A............................      5.375    04/01/29      1,131,132
  1,000    Nassau Cnty, NY Impt Ser F..................      7.000    03/01/03      1,052,230
  1,000    Nassau Cnty, NY Interim Fin Sales Tax Sec
           Ser A1 (AMBAC Insd).........................      5.375    11/15/16      1,069,620
  1,000    New York City Hsg Dev Corp Multi-Family Hsg
           Rev Ser A...................................      5.950    11/01/32      1,042,390
  3,550    New York City Indl Dev Agy Brooklyn Navy
           Yard........................................      5.650    10/01/28      3,520,712
  1,000    New York City Indl Dev Agy Spl Arpt Fac Rev
           Airl JFK I LLC Proj Ser A...................      5.500    07/01/28        900,770
  2,000    New York City Indl Dev Agy Spl Fac Rev
           Terminal One Group Assn Proj................      6.000    01/01/15      2,050,800
  1,230    New York City Indl Dev Civic YMCA Gtr NY
           Proj........................................      5.850    08/01/08      1,331,598
  1,500    New York City Indl Dev Civic YMCA Gtr NY
           Proj........................................      5.800    08/01/16      1,541,865
  3,000    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Ser B (FGIC Insd).......................      5.250    06/15/29      3,040,830
  4,000    New York City Ser A.........................      7.000    08/01/04      4,415,160
     30    New York City Ser A.........................      7.750    08/15/06         30,586
  1,000    New York City Ser B
           (Prerefunded @ 10/01/02)....................      6.600    10/01/16      1,056,330
  1,500    New York City Ser E Rfdg (MBIA Insd)........      6.200    08/01/08      1,719,675
  1,000    New York City Ser K.........................      5.625    08/01/13      1,085,740
  2,000    New York City Transitional Fin Auth Rev
           Future Tax Sec Ser A........................      5.000    08/15/27      1,975,860
  3,500    New York City Transitional Fin Auth Rev
           Future Tax Sec Ser B (FGIC Insd)............      4.750    11/15/23      3,376,170

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 2,875    New York St Dorm Auth Lease Rev St Univ Dorm
           Fac Ser B...................................      5.125%   07/01/28   $  2,867,755
  2,000    New York St Dorm Auth Rev City Univ Sys
           Third Gen Res 2 Rfdg........................      6.000    07/01/05      2,199,840
  2,500    New York St Dorm Auth Rev Cons City Univ Sys
           Second Gen Res Ser A........................      5.750    07/01/13      2,868,050
  1,500    New York St Dorm Auth Rev Cons City Univ Sys
           Ser A.......................................      5.625    07/01/16      1,677,075
  2,000    New York St Dorm Auth Rev Court Fac Lease
           Ser A.......................................      5.625    05/15/13      2,093,540
  2,500    New York St Dorm Auth Rev Hosp NY &
           Presbyterian (AMBAC Insd)...................      4.750    08/01/27      2,339,800
  1,425    New York St Dorm Auth Rev Insd John T Mather
           Mem Hosp Rfdg (Connie Lee Insd).............      6.500    07/01/08      1,650,991
  1,000    New York St Dorm Auth Rev Insd John T Mather
           Mem Hosp Rfdg (Connie Lee Insd).............      6.500    07/01/10      1,181,920
  1,720    New York St Dorm Auth Rev Insd John T Mather
           Mem Hosp Rfdg (Connie Lee Insd).............      6.500    07/01/11      2,068,713
  1,000    New York St Dorm Auth Rev Mental Hlth Svc
           Fac Ser A...................................      6.000    02/15/07      1,113,820
  2,515    New York St Dorm Auth Rev Second Hosp
           Interfaith Med Ctr Ser D (FSA Insd).........      5.750    02/15/08      2,783,174
  2,000    New York St Dorm Auth Rev St Univ Ed Fac Ser
           A (MBIA Insd)...............................      4.750    05/15/25      1,921,860
  1,000    New York St Dorm Auth Rev St Univ Ed Fac Ser
           B (FSA Insd)................................      5.250    05/15/13      1,104,380
  3,000    New York St Energy Resh & Dev Auth Gas Fac
           Rev Brooklyn Union Gas Ser C (MBIA Insd)....      5.600    06/01/25      3,086,190
  1,000    New York St Energy Resh & Dev Auth St Svc
           Contract Rev................................      6.000    04/01/07      1,117,900
    800    New York St Environmental Fac Corp Pollutn
           Ctl Rev St Wtr Rev..........................      6.600    06/15/09        890,272
  1,100    New York St Environmental Fac Corp Pollutn
           Ctl Rev St Wtr Rev (Prerefunded @
           06/15/04)...................................      6.600    06/15/09      1,235,652
  1,000    New York St Loc Govt Assistance Corp Ser E
           Rfdg........................................      6.000    04/01/14      1,165,870
  1,000    New York St Med Care Fac Fin Agy Rev Mental
           Hlth Ser F Rfdg (FGIC Insd).................      5.375    02/15/14      1,050,130
  1,000    New York St Med Care Fac Fin Agy Rev
           Presbyterian Hosp Mtg Ser A Rfdg (FHA
           Gtd)........................................      5.250    08/15/14      1,057,750

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 3,000    New York St Med Care Fac Fin Agy Rev Saint
           Peter's Hosp Proj Ser A (AMBAC Insd)........      5.375%   11/01/20   $  3,046,290
  1,150    New York St Mtg Agy Rev Homeowner Mtg Ser 42
           (FHA Gtd)...................................      6.400    10/01/20      1,226,372
  1,945    New York St Mtg Agy Rev Homeowner Mtg Ser
           52..........................................      6.100    04/01/26      2,036,493
  2,309    New York St Mtg Agy Rev Homeowner Mtg Ser
           58..........................................      6.400    04/01/27      2,460,286
  2,000    New York St Mtg Agy Rev Homeowner Mtg Ser
           90..........................................      6.350    10/01/30      2,174,900
  1,000    New York St Twy Auth Svc Contract Rev Loc
           Hwy & Bldg..................................      5.750    04/01/09      1,093,400
  3,000    New York St Urban Dev Corp Rev Correctional
           Fac Rfdg....................................      5.625    01/01/07      3,127,080
  2,150    New York St Urban Dev Corp Rev Correctional
           Fac Ser A Rfdg..............................      5.500    01/01/14      2,391,230
  1,000    New York St Urban Dev Corp Rev Proj Pine
           Barrens.....................................      5.375    04/01/17      1,025,420
  1,000    New York St Urban Dev Corp Rev St Fac
           Rfdg........................................      5.500    04/01/07      1,094,000
  1,060    Niagara Falls, NY Wtr Treatment Plant (MBIA
           Insd).......................................      7.250    11/01/10      1,315,068
    650    Niagara Falls, NY Wtr Treatment Plant (MBIA
           Insd).......................................      7.000    11/01/14        734,643
  2,000    Port Auth NY & NJ Cons 97th Ser
           (FGIC Insd).................................      6.650    01/15/23      2,126,760
  2,500    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
           Intl Arpt Terminal 6 (MBIA Insd)............      5.750    12/01/25      2,596,525
  1,000    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty
           Dev Ppty Yonkers Inc Ser A..................      6.625    02/01/26      1,068,040
                                                                                 ------------
                                                                                   97,707,716
                                                                                 ------------
           GUAM  2.9%
  2,060    Guam Arpt Auth Rev Ser B....................      6.400    10/01/05      2,148,765
  1,000    Guam Arpt Auth Rev Ser B....................      6.700    10/01/23      1,036,050
                                                                                 ------------
                                                                                    3,184,815
                                                                                 ------------
           PUERTO RICO  3.3%
  3,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
           Ser Y Rfdg (FSA Insd).......................      6.250    07/01/21      3,616,200
                                                                                 ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

                                                                                    MARKET
DESCRIPTION                                                                         VALUE
           U.S. VIRGIN ISLANDS  1.5%
$ 1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A...........................      6.375%   10/01/19   $  1,624,395
                                                                                 ------------

TOTAL LONG-TERM INVESTMENTS  97.2%
  (Cost $95,892,349)..........................................................    106,133,126

SHORT-TERM INVESTMENTS  1.6%
  (Cost $1,700,000)...........................................................      1,700,000
                                                                                 ------------

TOTAL INVESTMENTS  98.8%
  (Cost $97,592,349)..........................................................    107,833,126
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%...................................      1,325,380
                                                                                 ------------

NET ASSETS  100.0%............................................................   $109,158,506
                                                                                 ============

* Zero coupon bond

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
FHA--Federal Housing Administration

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Total Investments (Cost $97,592,349)........................  $107,833,126
Cash........................................................        30,367
Interest Receivable.........................................     1,613,846
Other.......................................................           972
                                                              ------------
    Total Assets............................................   109,478,311
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        55,515
  Income Distributions--Common and Preferred Shares.........        36,313
  Administrative Fee........................................        18,505
  Affiliates................................................         8,336
Trustees' Deferred Compensation and Retirement Plans........       125,837
Accrued Expenses............................................        75,299
                                                              ------------
    Total Liabilities.......................................       319,805
                                                              ------------
NET ASSETS..................................................  $109,158,506
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 40,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,291,172 shares issued and
  outstanding)..............................................        42,912
Paid in Surplus.............................................    62,940,596
Net Unrealized Appreciation.................................    10,240,777
Accumulated Undistributed Net Investment Income.............       364,965
Accumulated Net Realized Loss...............................    (4,430,744)
                                                              ------------
    Net Assets Applicable to Common Shares..................    69,158,506
                                                              ------------
NET ASSETS..................................................  $109,158,506
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($69,158,506 divided by
  4,291,172 shares outstanding).............................  $      16.12
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2001

INVESTMENT INCOME:
Interest....................................................    $5,859,451
                                                                ----------
EXPENSES:
Investment Advisory Fee.....................................       673,984
Administrative Fee..........................................       215,057
Preferred Share Maintenance.................................       118,223
Trustees' Fees and Related Expenses.........................        22,720
Legal.......................................................        21,656
Custody.....................................................         6,966
Other.......................................................       126,330
                                                                ----------
    Total Expenses..........................................     1,184,936
                                                                ----------
NET INVESTMENT INCOME.......................................    $4,674,515
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $  268,919
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     5,496,632
  End of the Period.........................................    10,240,777
                                                                ----------
Net Unrealized Appreciation During the Period...............     4,744,145
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $5,013,064
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $9,687,579
                                                                ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended October 31, 2001 and 2000

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2001    OCTOBER 31, 2000
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  4,674,515        $  4,793,717
Net Realized Gain...................................        268,919              95,089
Net Unrealized Appreciation During the Period.......      4,744,145           3,135,642
                                                       ------------        ------------
Change in Net Assets from Operations................      9,687,579           8,024,448
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares.....................................     (3,668,655)         (3,561,378)
  Preferred Shares..................................     (1,162,506)         (1,570,197)
                                                       ------------        ------------
Total Distributions.................................     (4,831,161)         (5,131,575)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      4,856,418           2,892,873
NET ASSETS:
Beginning of the Period.............................    104,302,088         101,409,215
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $364,965
  and $521,611, respectively).......................   $109,158,506        $104,302,088
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                      -------------------------------
                                                       2001        2000        1999
                                                      -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)........  $ 14.98    $  14.31    $  16.14
                                                      -------    --------    --------
  Net Investment Income.............................     1.09        1.12        1.09
  Net Realized and Unrealized Gain/Loss.............     1.17         .75       (1.85)
                                                      -------    --------    --------
Total from Investment Operations....................     2.26        1.87        (.76)
                                                      -------    --------    --------
Less:
  Distributions from and in Excess of Net Investment
    Income:
    Paid to Common Shareholders.....................      .85         .83         .79
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................      .27         .37         .28
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.....................      -0-         -0-         -0-
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................      -0-         -0-         -0-
                                                      -------    --------    --------
Total Distributions.................................     1.12        1.20        1.07
                                                      -------    --------    --------
NET ASSET VALUE, END OF THE PERIOD..................  $ 16.12    $  14.98    $  14.31
                                                      =======    ========    ========
Market Price Per Share at End of the Period.........  $ 14.86    $13.0625    $13.0625
Total Investment Return at Market Price (b).........   20.61%       6.44%      -7.68%
Total Return at Net Asset Value (c).................   13.59%      10.85%      -6.74%
Net Assets at End of the Period (In millions).......  $ 109.2    $  104.3    $  101.4
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (d)..............................    1.75%       1.85%       1.80%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................    6.92%       7.73%       7.01%
Portfolio Turnover..................................       6%         29%          4%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)..............................    1.10%       1.13%       1.12%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e)...................    5.20%       5.20%       5.19%
SENIOR SECURITIES:
Total Preferred Shares Outstanding..................    1,600       1,600       1,600
Asset Coverage Per Preferred Share (f)..............  $68,224    $ 65,189    $ 63,381
Involuntary Liquidating Preference Per Preferred
  Share.............................................  $25,000    $ 25,000    $ 25,000
Average Market Value Per Preferred Share............  $25,000    $ 25,000    $ 25,000

 * Non-Annualized

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.303 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                               APRIL 30, 1993
                                                               (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                         OF INVESTMENT
-----------------------------------------------------------    OPERATIONS) TO
         1998       1997       1996       1995       1994     OCTOBER 31, 1993
------------------------------------------------------------------------------
       $  15.39   $  14.45   $  14.17   $  12.23   $  15.61       $  14.70
       --------   --------   --------   --------   --------       --------
           1.09       1.10       1.09       1.07       1.04            .37
            .74        .87        .17       1.95      (3.18)           .89
       --------   --------   --------   --------   --------       --------
           1.83       1.97       1.26       3.02      (2.14)          1.26
       --------   --------   --------   --------   --------       --------
            .77        .72        .66        .72        .84            .29
            .31        .31        .32        .36        .23            .06
            -0-        -0-        -0-        -0-        .14            -0-
            -0-        -0-        -0-        -0-        .03            -0-
       --------   --------   --------   --------   --------       --------
           1.08       1.03        .98       1.08       1.24            .35
       --------   --------   --------   --------   --------       --------
       $  16.14   $  15.39   $  14.45   $  14.17   $  12.23       $  15.61
       ========   ========   ========   ========   ========       ========
       $14.9375   $13.3125   $ 11.625   $ 11.375   $  10.25       $ 14.875
         18.32%     21.19%      8.09%     18.15%    -25.74%          1.09%*
         10.13%     11.77%      6.80%     22.35%    -15.99%          6.01%*
       $  109.3   $  106.0   $  102.0   $  100.8   $   92.5       $  107.0
          1.79%      1.87%      1.95%      2.06%      1.88%          1.56%
          6.91%      7.42%      7.69%      8.11%      7.45%          4.95%
            11%        25%        51%        77%        91%            43%*
          1.13%      1.15%      1.18%      1.20%      1.13%          1.17%
          4.96%      5.32%      5.41%      5.38%      5.82%          4.13%
            800        800        800        800        800            800
       $136,581   $132,546   $127,515   $126,006   $115,624       $133,740
       $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
       $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Value Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal as well as from New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New York municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2001, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of October 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $190,326.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $4,285,893 which will expire between October 31, 2002 and October 31, 2003. Of this amount, $1,973,580 will expire on October 31, 2002.

    At October 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $97,737,200; the aggregate gross unrealized appreciation is $10,241,777 and the aggregate gross unrealized depreciation is $145,851, resulting in net unrealized appreciation on long- and short-term investments of $10,095,926.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2001, the Trust recognized expenses of approximately $3,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2001, the Trust recognized expenses of approximately $27,500 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $6,710,140 and $9,497,792, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

auction process. The rate in effect on October 31, 2001 was 2.00%. During the year ended October 31, 2001, the rates ranged from 1.30% to 5.19%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen New York Value Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen New York Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 9, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen New York Value Municipal Income Trust as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN NEW YORK VALUE MUNICIPAL
INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2001. The Trust designated 99.2% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                   # OF SHARES
                                                           ----------------------------
                                                           IN FAVOR            WITHHELD
---------------------------------------------------------------------------------------
Rod Dammeyer.............................................   1,600                --

With regard to the election of the following trustee by the common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Wayne W. Whalen........................................  3,955,374             58,002

The other trustees whose terms did not expire in 2001 are David C. Arch, Howard J Kerr, Theodore A. Myers, Richard F. Powers, III, and Hugo F. Sonnenschein.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
                    Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
VNV ANR 12/01                                                  Member NASD/SIPC.
                                                                4589L01-AS-12/01